Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: First Virtual Communications, Inc.	Case No. 05-30145-TEC and 05-30146-TEC
and CUseeMe Networks, Inc.
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Mar-05	PETITION DATE:	01/20/05

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current	End of Prior	As of Petition
2.	Asset and Liability Structure	Month	Month	Filing
	a. Current Assets	$3,170,553	$3,530,521

	b. Total Assets	$3,170,553	$5,794,521	$5,234,654

	c. Current Liabilities	$491,582	$1,168,500

	d. Total Liabilities	$2,563,855	$7,311,802	$6,143,302

				Cumulative
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	(Case to Date)
	a. Total Receipts	$8,332,100	$1,133,000	$9,465,100

	b. Total Disbursements	$6,626,542	$462,000	$7,088,542

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$1,705,558	$671,000	$2,376,558

	d. Cash Balance Beginning of Month	$987,000	$316,000	$316,000

	e. Cash Balance End of Month (c + d)	$2,692,558	$987,000	$2,692,558

				Cumulative
		Current Month	Prior Month	(Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$5,196,307	($357,500)	$4,838,807

5.	Account Receivables (Pre and Post Petition)	$0	$1,808,000

6.	Post-Petition Liabilities	$491,582	$1,168,500

7.	Past Due Post-Petition Account Payables (over 30 days)	$28,963

At the end of this reporting month:		Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal	Yes
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of	Yes
payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	Yes
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		Payroll and expense only
attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability?	Yes
13.	Are a plan and disclosure statement on file?		No
14.	Was there any post-petition borrowing during this reporting period?		No

15.	Check if paid: Post-petition taxes Y;	U.S. Trustee Quarterly Y ; Check if filing is current for: Post-petition tax reporting and tax returns: Y .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 5/10/2005 0:00	/s/ Jonathan G. Morgan

Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 03/31/05

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$ 1,450,925	N/A	N/A	1	Gross Sales	$1,984,925

			2	less: Sales Returns & Allowances

$ 1,450,925	N/A	N/A	3	Net Sales	$1,984,925

$ 2,751	N/A	N/A	4	less: Cost of Goods Sold (Schedule 'B')	$6,751

$ 1,448,174	N/A	N/A	5	Gross Profit	$1,978,174

	N/A	N/A	6	Interest	$1,000

	N/A	N/A	7	Other Income:	$1,000

			8

			9

$ 1,448,174	N/A	N/A	10	Total Revenues	$1,980,174

	N/A	N/A		Expenses:

$ 59,828	N/A	N/A	11	Compensation to Owner(s)/Officer(s)	$117,828

$ 359,833	N/A	N/A	12	Salaries	$569,833

	N/A	N/A	13	Commissions

	N/A	N/A	14	Contract Labor	$29,000

				Rent/Lease:
$ 29,188	N/A	N/A	15	Personal Property	$124,188

	N/A	N/A	16	Real Property

$ 0	N/A	N/A	17	Insurance	$14,000

	N/A	N/A	18	Management Fees

	N/A	N/A	19	Depreciation	$65,000

				Taxes:
$ 34,450	N/A	N/A	20	Employer Payroll Taxes	$58,450

	N/A	N/A	21	Real Property Taxes

	N/A	N/A	22	Other Taxes

	N/A	N/A	23	Other Selling	$15,000

$ 76,989	N/A	N/A	24	Other Administrative	$200,989

$ 55,118	N/A	N/A	25	Interest	$85,118

	N/A	N/A	26	Other Expenses:

	N/A	N/A	27

	N/A	N/A	28

	N/A	N/A	29

	N/A	N/A	30

	N/A	N/A	31

	N/A	N/A	32

	N/A	N/A	33

	N/A	N/A	34

$ 615,406	N/A	N/A	35	Total Expenses	$1,279,406

$ 832,768	N/A	N/A	36	Subtotal	$700,768

				Reorganization Items:
($ 140,000)	N/A	N/A	37	Professional Fees	($365,500)

	N/A	N/A	38	Provisions for Rejected Executory Contracts

	N/A	N/A	39	Interest Earned on Accumulated Cash from

	N/A	N/A		Resulting Chp 11 Case

$ 4,503,539	N/A	N/A	40	Gain or (Loss) from Sale of Assets	$4,503,539

	N/A	N/A	41	U.S. Trustee Quarterly Fees

	N/A	N/A	42

$ 4,363,539	N/A	N/A	43	Total Reorganization Items	$4,138,039

$ 5,196,307	N/A	N/A	44	Net Profit (Loss) Before Federal & State Taxes	$4,838,807

	N/A	N/A	45	Federal & State Income Taxes

$ 5,196,307	N/A	N/A	46	Net Profit (Loss)	$4,838,807

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended March 31, 2005

		From Schedules	Market Value
Assets

	Current Assets

1	Cash and cash equivalents — unrestricted		$1,225,000

2	Cash and cash equivalents — restricted		$1,461,938

3	Accounts receivable (net)	A	$0

4	Inventory	B	$0

5	Prepaid expenses		$483,615

6	Professional retainers

7	Other:

8

9	Total Current Assets		$3,170,553

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other:	D

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders

23	Loans to affiliates

24

25

26

27

28	Total Other Assets		$0

29	Total Assets		$3,170,553

     NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes	$3,351

35	Notes payable (short term)	$0

36	Accounts payable (trade) A	$113,231

37	Real property lease arrearage	$0

38	Personal property lease arrearage

39	Accrued professional fees*	$375,000

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other:

42

43

44	Total Current Liabilities	$491,582

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities	$491,582

	Pre-Petition Liabilities (allowed amount)

47	Secured claims F	$0

48	Priority unsecured claims F	$79,594

49	General unsecured claims F	$1,992,679

50	Total Pre-Petition Liabilities	$2,072,273

51	Total Liabilities	$2,563,855

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing	($138,812,000)

53	Capital Stock

54	Additional paid-in capital	$133,827,000

55	Cumulative profit/(loss) since filing of case	$4,838,807

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment **	$752,881

59	Total Equity (Deficit)	$606,688

60	Total Liabilities and Equity (Deficit)	$3,170,543

*	Based on Debtor’s Cash Flow Budget which is attached as Exhibit 1

**	Adjustment to account for difference in book value of assets sold and market value represented by sale price.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
Receivables and Payables Agings	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
0 -30 Days		$84,268

31-60 Days		$26,017

61-90 Days		$2,946	$28,963

91+ Days

Total accounts receivable/payable	$0	$113,231

Allowance for doubtful accounts

Accounts receivable (net)	$0

Schedule B
Inventory/Cost of Goods Sold

Inventory(ies)
Balance at
End of Month
Types and Amount of Inventory(ies)
Retail/Restaurants -
Product for resale

Distribution -
Products for resale

Manufacturer -
Raw Materials

Work-in-progress

Finished goods

Other — Explain

TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month

Add -
Net purchase

Direct labor

Manufacturing overhead

Freight in

Other:

Less -
Inventory End of Month

Shrinkage

Personal Use

Cost of Goods Sold	$0

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes No
How often do you take a complete physical inventory?

Weekly

Monthly

Quarterly

Semi-annually

Annually

Date of last physical inventory was

Date of next physical inventory is

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost

LIFO cost

Lower of cost or market

Retail method

Other

Explain

Schedule C
Real Property

	Cost	Market Value
Description

Total	$0	$0

Schedule D
Other Depreciable Assets

	Cost	MarketValue
Description
Machinery & Equipment-

Total	$0	$0

Furniture & Fixtures-

Total	$0	$0

Office Equipment-

Total	$0	$0

Lease hold Improvements-

Total	$0	$0

Vehicles-

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding	$0				$0

FICA — Employee	$0				$0

FICA — Employer	$0				$0

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local	$0

Income Tax Withholding	$0				$0

Unemployment (UT)	$0				$0

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$0				$0

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount *	Amount (b) *
Secured claims (a)	$0	$0

Priority claims other than taxes	$79,594	$79,594

Priority tax claims

General unsecured claims	$1,992,679	$1,992,679

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Silicon Valley Bk	SVB Securities	Morgan Stanley

Account Type	Checking	Investment	Investment

Account No.	350524370	8860074-1-4-ZGQ	14-78N08

Account Purpose	Operating	ST Investment	Investment

Balance, End of Month	$2,685,411	$0	$1,527

Total Funds on Hand for all Accounts	$2,686,938

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

*	The general claims bar date has not yet passed, and the Debtors have not yet completed their comparison of scheduled claims to filed claims.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 03/31/05

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	$1,182,100	$1,600,100

3	Interest Received

4	Borrowings		$715,000

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7	Proceeds from sale of assets	$7,150,000	$7,150,000

8

9

10

11

12	Total Cash Receipts	$8,332,100	$9,465,100

	Cash Disbursements
13	Payments for Inventory

14	Selling

15	Administrative	$65,827	$65,827

16	Capital Expenditures

17	Principal Payments on Debt	$4,820,355	$4,820,355

18	Interest Paid	$55,118	$86,118

	Rent/Lease:
19	Personal Property

20	Real Property	$29,188	$125,188

	Amount Paid to Owner(s)/Officer(s)
21	Salaries	$59,828	$117,828

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements	$11,162	$15,162

25	Other

26	Salaries/Commissions (less employee withholding)	$254,505	$408,505

27	Management Fees

	Taxes:
28	Employee Withholding	$105,328	$146,328

29	Employer Payroll Taxes	$34,450	$56,450

30	Real Property Taxes

31	Other Taxes

32	Other Cash Outflows:

33	Consultant Retainer		$24,000

34	Lender Fees and Expenses	$405,781	$437,781

35	Payments to Radvision (cash at closing and cure costs)	$495,000	$495,000

36	Success fee payment to Gordian Group	$140,000	$140,000

37	Breakup fee paid to MTV	$150,000	$150,000

38	Total Cash Disbursements:	$6,626,542	$7,088,542

39	Net Increase (Decrease) in Cash	$1,705,558	$2,376,558

40	Cash Balance, Beginning of Period	$987,000	$316,000

41	Cash Balance, End of Period	$2,692,558	$2,692,558